UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 27, 2023

Central Index Key Number of the issuing entity: 0001749973

BANK 2018-BNK14

(Exact name of Issuing Entity)

Central Index Key Number of the Registrant: 0001547361

Morgan Stanley Capital I Inc.

(Exact Name of Registrant as Specified in its Charter)

Central Index Key Number of the sponsor: 0001541557

Morgan Stanley Mortgage Capital Holdings LLC

Central Index Key Number of the sponsor: 0000740906

Wells Fargo Bank, National Association

Central Index Key Number of the sponsor: 0001102113

Bank of America, National Association

Central Index Key Number of the sponsor: 0001577313

National Cooperative Bank, N.A.

(Exact Names of the Sponsors as Specified in their Charters)

Delaware	333-206582-16	38-4088339 38-4088340 38-7206218
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1585 Broadway, New York, New York	10036
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code: (212) 761-4000

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company              ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

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Section 8 – Other Events

Item 8.01 – Other Events.

Effective as of April 27, 2023, K-Star Asset Management LLC (“K-Star”), a Delaware limited liability company, will act as special servicer for the Navika Six Portfolio mortgage loan and each related pari passu and/or subordinate promissory note (collectively, the “Navika Six Portfolio Non-Serviced Loan Combination”), which is serviced under the pooling and servicing agreement for the MSC 2018-L1 securitization (the “MSC 2018-L1 PSA”), replacing Midland Loan Services, a Division of PNC Bank, National Association as special servicer for such non-serviced loan combination. K-Star was appointed at the direction of KKR Real Estate Credit Opportunity Partners Aggregator I L.P., the directing certificateholder under the MSC 2018-L1 PSA. As special servicer for the Navika Six Portfolio Non-Serviced Loan Combination, K-Star will be responsible for the servicing and administration of the Navika Six Portfolio Non-Serviced Loan Combination if it becomes specially serviced (and the servicing and administration of any related REO property) and processing and performing certain reviews of material actions with respect to the Navika Six Portfolio Non-Serviced Loan Combination when the Navika Six Portfolio Non-Serviced Loan Combination is not specially serviced. Servicing of the Navika Six Portfolio Non-Serviced Loan Combination will continue to be governed by the MSC 2018-L1 PSA. K-Star is also the special servicer under the pooling and servicing agreement for the WFCM 2018-C47 securitization, pursuant to which the Starwood Hotel Portfolio mortgage loan is serviced.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORGAN STANLEY CAPITAL I INC.

By:	/s/ Jane Lam
Name: Jane Lam
Title: President

Dated: April 27, 2023

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